Other assets	12 Months Ended
Dec. 31, 2017
Other Assets [Abstract]
Other assets
Other assets

The following table provides the components of other assets presented on the consolidated balance sheet.

Other assets	Dec. 31,
(in millions)	2017	2016
Corporate/bank-owned life insurance	$4,857	$4,789
Accounts receivable	4,590	4,060
Fails to deliver	2,817	1,732
Income taxes receivable	1,533	1,172
Software	1,499	1,451
Prepaid pension assets	1,416	836
Renewable energy investments	1,368	1,282
Equity in a joint venture and other investments	1,083	1,063
Qualified affordable housing project investments	1,014	914
Federal Reserve Bank stock	477	466
Prepaid expense	395	438
Fair value of hedging derivatives	323	784
Due from customers on acceptances	319	340
Seed capital	288	395
Other (a)	1,050	1,232
Total other assets	$23,029	$20,954

(a)	At Dec. 31, 2017, other assets include $82 million of Federal Home Loan Bank stock, at cost.

Qualified affordable housing project investments

We invest in affordable housing projects primarily to satisfy the Company’s requirements under the Community Reinvestment Act. Our total investment in qualified affordable housing projects totaled $1.0 billion at Dec. 31, 2017 and $914 million at Dec. 31, 2016. Commitments to fund future investments in qualified affordable housing projects totaled $486 million at Dec. 31, 2017 and $369 million at Dec. 31, 2016 and is recorded in other liabilities. A summary of the commitments to fund future investments is as follows: 2018 – $200 million; 2019 – $119 million; 2020 – $107 million; 2021 – $42 million; 2022 – $1 million; and 2023 and thereafter – $17 million.

Tax credits and other tax benefits recognized were $156 million in 2017, $155 million in 2016 and $130 million in 2015.

Amortization expense included in the provision for income taxes was $153 million in 2017, $115 million in 2016 and $99 million in 2015.

Certain seed capital and private equity investments valued using net asset value per share

In our Investment Management business, we manage investment assets, including equities, fixed income, money market and multi-asset and alternative investment funds for institutions and other investors. As part of that activity, we make seed capital investments in certain funds. BNY Mellon also holds private equity investments, specifically in SBICs, which are compliant with the Volcker Rule. Seed capital and private equity investments are generally included in other assets on the consolidated balance sheet. Certain risk retention investments in our CLOs are classified as available-for-sale securities on the consolidated balance sheet.

The fair value of certain of these investments has been estimated using the NAV per share of BNY Mellon’s ownership interest in the funds. The table below presents information about our investments in seed capital and private equity investments that have been valued using NAV.

Seed capital and private equity investments valued using NAV
	Dec. 31, 2017				Dec. 31, 2016
(dollar amounts in millions)	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period
Seed capital and other funds (a)	$99	$1	Daily-quarterly	1-95 days	$171	$1	Daily-quarterly	1-180 days
Private equity investments (SBICs) (b)	55	42	N/A	N/A	43	46	N/A	N/A
Total	$154	$43			$214	$47

(a)	Other funds include various hedge funds, leveraged loans and structured credit funds. Redemption notice periods vary by fund.

(b)
Private equity investments primarily include Volcker Rule-compliant investments in SBICs that invest in various sectors of the economy. Private equity investments do not have redemption rights. Distributions from such investments will be received as the underlying investments in the private equity investments, which have a life of 10 years, are liquidated.